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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        October 12, 2000
                                                --------------------------------
                                LivePerson, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                      0-30141               13-3861628
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 (State or other jurisdiction          (Commission           (IRS Employer
      of incorporation)                File Number)       Identification No.)


462 Seventh Avenue, 10th Floor, New York, New York                   10018
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    (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code      (212) 277-8950
                                                   -----------------------------


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          (Former name or former address, if changed since last report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On October 12, 2000, LivePerson, Inc. ("LivePerson") acquired HumanClick Ltd., a private company organized under the laws of the State of Israel ("HumanClick"), pursuant to a Stock Purchase Agreement among LivePerson, HumanClick and the shareholders of HumanClick named in Schedule I thereto (the "Stock Purchase Agreement"). LivePerson purchased all of the outstanding capital stock from the shareholders of HumanClick for consideration consisting of 4,238,405 newly issued shares of LivePerson common stock. The amount of consideration was determined based upon arm's-length negotiations between LivePerson and HumanClick. The acquisition will be accounted for as a purchase and HumanClick will become a wholly-owned subsidiary of LivePerson.

         The shares issued to HumanClick shareholders were issued pursuant to an exemption from registration under the Securities Act of 1933, as amended. In connection with the transaction, LivePerson assumed HumanClick's outstanding stock options, which remain outstanding as options to purchase shares of LivePerson's common stock.

         The acquisition by LivePerson of shares of HumanClick's outstanding capital stock pursuant to the Stock Purchase Agreement is deemed an indirect acquisition of the assets of HumanClick represented thereby, including HumanClick's plant, equipment and other physical property. HumanClick utilizes such assets as a provider of real-time, online customer service applications to small and mid-sized businesses. LivePerson intends to continue to utilize such assets in the conduct of its business as a leading application service provider of technology that enables real-time sales and customer service interaction over the Internet.

         Immediately prior to the consummation of the Stock Purchase Agreement, all of the issued and outstanding shares of capital stock of HumanClick were owned by the shareholders of HumanClick. LivePerson is not aware of any pre-existing material relationship between such shareholders and LivePerson, or between such shareholders and LivePerson's affiliates, directors or officers, or any associate of any such affiliate, director or officer.

         A copy of the Stock Purchase Agreement, and a copy of the press release issued by LivePerson announcing the acquisition, are attached hereto as Exhibits 2 and 99, respectively, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired. To be filed by amendment to this Current Report on Form 8-K not later than 60 days after the filing of this Current Report.

         (b) Pro Forma Condensed Combined Financial Information. To be filed by amendment to this Current Report on Form 8-K not later than 60 days after the filing of this Current Report.

         (c) Exhibits. The following documents are filed as exhibits to this report:

                  2 Stock Purchase Agreement, dated as of October 12, 2000, among LivePerson, Inc., HumanClick Ltd. and the shareholders of HumanClick Ltd. named in
                           Schedule I thereto.

                  99       Press release dated October 13, 2000.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    LIVEPERSON, INC.
                                          -------------------------------------
                                                      (Registrant)

           October 19, 2000                       /s/ TIMOTHY E. BIXBY
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                Date                               Timothy E. Bixby
                                            Executive Vice President, Chief
                                            Financial Officer and Secretary



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                                  EXHIBIT INDEX

      EXHIBIT

      2     Stock Purchase Agreement, dated as of October 12, 2000, among
            LivePerson, Inc., HumanClick Ltd. and the shareholders of HumanClick
            Ltd. named in Schedule I thereto.
      99    Press release dated October 13, 2000.